UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): September 25, 2015

Omega Protein Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-14003 (Commission File Number)	76-0562134 (I.R.S. Employer Identification No.)

2105 City West Blvd., Suite 500 Houston, Texas (Address of principal executive offices)		77042 (Zip Code)

(713) 623-0060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 8.01     Other Events

On September 25, 2015, Omega Protein Corporation (“Omega Protein”) issued a press release announcing that its Board of Directors is in the process of a review of strategic alternatives to enhance shareholder value. A copy of that press release is included as Exhibit 99.1 to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Cautionary Statements

This filing, including the exhibit, includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although Omega Protein believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect Omega Protein’s operations and financial performance. Omega Protein does not undertake any duty to update any forward-looking statement, except as required by applicable law.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No.

Exhibit 99.1     Press Release of Omega Protein Corporation dated September 25, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Protein Corporation

Dated: September 25, 2015	/s/ John D. Held
John D. Held
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.

Exhibit 99.1     Press Release of Omega Protein Corporation dated September 25, 2015